ACQUISITION OF BUSINESS	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF BUSINESS
ACQUISITION OF BUSINESS

(a)	CSA Siderúrgica do Atlântico Ltda. (now Ternium Brasil Ltda.) and thyssenkrupp Slab International B.V. (now Ternium Staal B.V.)

(a) The acquisition
On September 7, 2017, Ternium completed the acquisition from thyssenkrupp AG (tkAG) of a 100% ownership interest in thyssenkrupp Slab International B.V. (tkSI) and its wholly-owned subsidiary CSA Siderúrgica do Atlântico Ltda. (CSA), a steel slab producer with a steelmaking facility located in the state of Rio de Janeiro, Brazil, and having an annual production capacity of 5 million tons of high-end steel slabs, a deep-water harbor and a 490 MW combined cycle power plant. The acquisition is expected to substantially increase Ternium’s steelmaking capacity and strengthen its business in strategic industrial sectors across Latin America.
As part of the transaction, tkAG assigned to Ternium a slab commitment agreement providing for an arrangement relating to the purchase of CSA-manufactured carbon steel slabs under the terms of a slab frame supply agreement and related annual slab off-take agreements between tkSI and the entity that acquired thyssenkrupp’s former Calvert re-rolling facility in Alabama, United States of America. Such slab commitment agreement provided for a commitment by such entity to purchase from tkSI approximately 2.0 million tons of CSA-manufactured carbon steel slabs per year until September 30, 2019, at the price resulting from the pricing formula set forth therein. This slab commitment agreement was amended on December 20, 2017, spreading deliveries of the remaining slab volumes committed under such agreement through December 2020.
The purchase price paid by Ternium in the acquisition totaled approximately USD 1,891 million.
Ternium began consolidating the balance sheets and results of operations of tkSI and CSA as from September 7, 2017, and CSA changed its name to Ternium Brasil Ltda. and tkSI was renamed Ternium Staal B.V.
The acquired business contributed revenues of USD 864 million and a net profit of USD 64 million to the Company for the period from September 7, 2017, to December 31, 2017. Had the acquisition occurred on January 1, 2017, pro-forma revenue and net loss for the year ended December 31, 2017, would have been USD 2,398 million and USD 6 million, respectively. These amounts have been calculated using Ternium Staal B.V.’s consolidated results and adjusting them for the additional depreciation and amortization that would have been recovered assuming the fair value adjustments to property, plant and equipment and intangible assets had applied from January 1, 2017.
(b) Fair value of net assets acquired
The application of the purchase method requires certain estimates and assumptions especially concerning the determination of the fair values of the acquired intangible assets and property, plant and equipment as well as the liabilities assumed at the date of the acquisition. The fair values determined at the acquisition date are based mainly on discounted cash flows and other valuation techniques.
The preliminary allocation of the fair values determined for the assets and liabilities arising from the acquisition is as follows:

Fair value of acquired assets and liabilities:

Property, plant and equipment and Intangible assets	1,573,946
Inventories	400,047
Cash and cash equivalents	278,162
Trade receivables	63,710
Other receivables	705,058
Deferred tax assets	13,686
Provisions	(799,938)
Trade payables	(219,604)
Other assets and liabilities, net	(124,078)
Net assets acquired	1,890,989

According to this preliminary purchase price allocation, no goodwill was recorded.
Ternium entered into several derivative contracts to partially hedge the currency volatility risk associated with the Euro-denominated transaction price. As of the date of the closing of the acquisition, the fair value of those contracts amounted to USD 75.9 million. Such value was deducted from the purchase consideration.
The preliminary purchase price allocation disclosed above is currently under analysis with the assistance of a third-party expert. Following IFRS 3, the Company will continue reviewing the allocation and make any necessary adjustments (mainly over Property, plant and equipment, Intangible assets and Provisions) during the twelve months following the acquisition date.
(c) Main contingencies associated with the acquired business
Contrary to the recognition principles in IAS 37 Provisions, Contingent Liabilities and Contingent Assets, IFRS 3 Business Combinations requires an acquirer of a business to recognize contingent liabilities assumed in a business acquisition at the acquisition date even if it is not probable that an outflow of resources will be required to settle the obligation.

The main contingencies recognized in the Company’s consolidated financial statements pursuant to IFRS 3 Business Combinations in connection with the acquisition of tkSI and CSA include the following:
(i) Fishermen associations’ claims
Civil contingencies include lawsuits brought by a number of fishermen associations on behalf of their associates, alleging that the dredge of Ternium Brasil’s deep-water port has had a negative impact on fish farming and exploitation activities in the Sepetiba Bay area in Rio de Janeiro and that, as a result, fishermen in that area had suffered damages. A provision in the amount of USD 24.5 million was recorded at the acquisition date in connection with this matter (USD 23.4 million as of December 31, 2017).
(ii) Tax assessments relating to the use of certain ICMS tax credits
The Imposto Sobre Operações Relativas à Circulação de Mercadorias e Serviços, or ICMS, is a Brazilian value-added tax on the services (inter-states) and the transfer of goods in Brazil. Payment of ICMS generates tax credits that, subject to applicable law, rules and regulations, may be either used to offset ICMS payment obligations generated in connection with domestic sales of products and services, or sold and transferred to third parties.
The Rio de Janeiro State Treasury Office is challenging the use by Ternium Brasil of ICMS tax credits generated in connection with purchases of refractory materials in the period from December 2010 through December 2015, and intends to assess taxes and impose fines on Ternium Brasil on the argument that such materials may not be qualified as raw materials or intermediary products but as goods for consumption and, accordingly, ICMS tax credits generated in connection with their purchase are not available and may not be used to offset ICMS payment obligations generated in connection with Ternium Brasil’s domestic sales of carbon steel slabs. Ternium Brasil has appealed against the Rio de Janeiro State Treasury Office tax assessments and fines. A provision in the amount of USD 57.7 million was recorded as of the acquisition date in connection with this matter (USD 54.9 million as of December 31, 2017).
(iii) ICMS deferral tax benefit - Unconstitutionality
Through State Law No. 4,529, of March 31, 2005, the State of Rio de Janeiro granted Ternium Brasil a tax incentive consisting of a deferment of ICMS payable by Ternium Brasil in connection with the construction and operation of the company’s Rio de Janeiro steelmaking complex. The incentive applies in respect of the acquisition of fixed assets and certain raw materials (i.e. iron ore, pellets, alloys, coke, coal and scrap) and significantly reduces input ICMS credit accumulation by Ternium Brasil. The tax incentive was granted for a period of 20 years from the commencement of the construction works for Ternium Brasil’s Rio de Janeiro steel complex.
In 2012, a Brazilian political party filed a direct action of unconstitutionality against the above-mentioned State Law before the Brazilian Federal Supreme Court, predicated on the argument that, since the tax incentive granted pursuant to such State Law had not been approved by Brazil’s National Council of Fiscal Policy (Conselho Nacional de Política Fazendária, or CONFAZ), such State Law should be declared unconstitutional. As of the date of these consolidated financial statements, Brazil’s Federal Supreme Court has not yet ruled on the matter.
In August 2017, the Brazilian Congress enacted Supplementary Law No. 160/2017, instituting a mechanism through which the States may confirm any ICMS incentives they had granted in prior years without CONFAZ approval and, in furtherance of such Supplementary Law, in December 2017 the States adopted ICMS Convention 190/2017, establishing the applicable rules and deadlines for so confirming such ICMS incentives. As per the terms of ICMS Convention 190/2017, all States are required to publish in their official gazettes, on or before March 29, 2018, a list of the ICMS incentives that are to be confirmed pursuant to Supplementary Law No. 160, and then to file all relevant documents concerning such incentives with CONFAZ on or before June 29, 2018. The States may request the postponement of such deadlines, subject to CONFAZ’s approval.
As part of such confirmation process, in December 2017 the Rio de Janeiro State tax authorities requested Ternium Brasil to satisfy certain document and information requirements pertaining to its ICMS incentive and, in January 2018, Ternium Brasil filed all documents and information so requested. As of the date of these consolidated financial statements, the Rio de Janeiro State has not concluded its confirmation process and is therefore yet to publish the list of ICMS incentives that are to be confirmed pursuant to Supplementary Law No. 160.
The tax benefits accumulated under Ternium Brasil’s ICMS incentive as of the acquisition date amounted to approximately USD 1,089 million. In accordance with the guidance in IFRS 3, the Company recorded as of the acquisition date a provision of USD 651.8 million (including estimated penalties and interest) in connection with this matter, together with an asset of USD 325.9 million arising from its right to recover part of the contingency amount from Thyssenkrup Veerhaven B.V. (USD 620.1 million and USD 310.0 million, respectively, as of December 31, 2017). The calculation of this contingency is provisional and has been determined taking into consideration the probability of negative outcome for the Company, if any, on an estimated total risk of USD 1,630 million (including estimated penalties and interests).
(d) Acquisition financing
The acquisition was mainly financed through an unsecured 5-year syndicated facility in the principal amount of USD 1.5 billion granted to the Company’s subsidiary, Ternium Investments S.àr.l., by a syndicate of banks.
The facility will be repaid in eight consecutive and equal semi-annual installments, commencing on March 5, 2019, and has been guaranteed by the Company’s subsidiary, Ternium México, S.A. de C.V. The borrower and the guarantor are subject to certain covenants customary for transactions of this type, including limitations on liens and encumbrances, transactions with affiliates, consolidations and mergers and restrictions on investments. The guarantor is additionally subject to limitations on the sale of certain assets and compliance with a leverage ratio. There are no limitations to the payment of dividends applicable to the borrower or the guarantor, except, with respect to the borrower, upon an event of default under the facility. As of December 31, 2017, the borrower and the guarantor were in compliance with all of its covenants.

(b)	Usinas Siderúrgicas de Minas Gerais S.A. - USIMINAS (2016)

On January 16, 2012, the Company’s wholly-owned Luxembourg subsidiary Ternium Investments S.à r.l. (“Ternium Investments”), together with the Company’s Argentine majority-owned subsidiary Ternium Argentina S.A. (“Ternium Argentina”), Ternium Argentina’s wholly-owned Uruguayan subsidiary Prosid Investments S.A. (“Prosid”), and Confab Industrial S.A., a Brazilian subsidiary of Tenaris S.A. (“TenarisConfab”), joined Usiminas’ existing control group through the acquisition of 84.7, 30.0, and 25.0 million ordinary shares, respectively. The rights and obligations of the control group members are governed by a shareholders’ agreement. As a result of these transactions, the control group, which holds ordinary shares representing the majority of Usiminas’ voting rights, is formed as follows: Nippon Steel & Sumitomo Metal Corporation Group (“NSSMC”, formerly Nippon Group), with 46.1% of the voting rights within the control group; T/T Group (comprising TenarisConfab, Prosid, Ternium Argentina and Ternium Investments), with 43.3%; and Previdência Usiminas (Usiminas’ employee pension fund), with the remainder 10.6%.
On October 2, 2014, Ternium Investments entered into a purchase agreement with Caixa de Previdência dos Funcionários do Banco do Brasil – PREVI for the acquisition of 51.4 million ordinary shares of Usiminas at a price of BRL 12 per share, for a total amount of BRL 616.7 million. On October 30, 2014, Ternium Investments completed the acquisition. These additional shares are not subject to the Usiminas shareholders agreement, but must be voted in accordance with the control group decisions.
Following discussions with the Staff of the U.S. Securities and Exchange Commission, the Company re-evaluated and revised the assumptions used to calculate the carrying value of the Usiminas investment at September 30, 2014 and, as a result, wrote down the carrying value of its investment in Usiminas by USD 739.8 million. As of September 30, 2014, the discount rate used to test the investment in Usiminas for impairment was 10.4%.
Usiminas’ financial statements as of December 31, 2015 described a downgraded economic scenario for the company that caused a significant impact on its financial leverage and cash generation. Consequently, Ternium, in a conservative approach, assessed the recoverable value of its investment in Usiminas based on Usiminas ordinary shares average market price for December 2015, and impaired its investment by USD 191.9 million.
On April 20, 2016, Ternium (through Ternium Investments, Ternium Argentina and Prosid) subscribed, in the aggregate, to 8.5 million preferred shares for a total subscription price of BRL 10.9 million (approximately USD 3.1 million). These preferred shares were issued on June 3, 2016.
On April 18, 2016, Usiminas’ extraordinary general shareholders’ meeting approved an issuance of 200 million ordinary shares for an aggregate amount of BRL 1 billion and Usiminas launched a multi-round subscription process. On July 19, 2016, following the completion of the subscription process, Usiminas’ extraordinary general shareholders’ meeting homologated the capital increase, and Ternium (through Ternium Investments, Ternium Argentina and Prosid) was issued, in the aggregate, 76.4 million ordinary shares for a total subscription price of BRL 382.2 million (approximately USD 110.9 million). Following the issuance of these ordinary shares, Ternium (through Ternium Investments, Ternium Argentina and Prosid) owns a total of 242.6 million ordinary shares and 8.5 million preferred shares, representing 20.5% of Usiminas’ capital, and the T/T Group owns 39.6% of Usiminas’ ordinary shares and 1.8% of Usiminas’ preferred shares. Ternium continues to hold 35.6% of Usiminas’ voting rights within the control group and has a participation in Usiminas' results of 20.5%.
As of December 31, 2017, the closing price of the Usiminas ordinary and preferred shares, as quoted on the BM&F Bovespa Stock Exchange, was BRL 10.83 (approximately USD 3.27; 2016: BRL 8.26 - USD 2.53) per ordinary share and BRL 9.10 (approximately USD 2.75; 2016: BRL 4.10 - USD 1.26) per preferred share, respectively. Accordingly, as of December 31, 2017, Ternium’s ownership stake had a market value of approximately USD 817.6 million (2016: USD 625.5 million) and a carrying value of USD 466.3 million (2016: USD 411.1 million).
The Company reviews periodically the recoverability of its investment in Usiminas. To determine the recoverable value, the Company estimates the value in use of the investment by calculating the present value of the expected cash flows or its fair value less costs of disposal.
Usiminas financial restructuring process (that started in April 2016 with the capital increase) was completed by the end of August 2017. The completion of this process together with the increase in the share price since June 2016 and the improvement in business conditions may lead to an increase in the value of the investment in Usiminas in future periods.